UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 18, 2020
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54957
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company    ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2020, the Board of Directors of Plexus Corp. (the “Company”) approved an amendment and restatement of the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”) of the Company. The Amended and Restated Bylaws permit the Company to hold meetings of its shareholders by remote communication.

The description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference

Item 7.01    Results of Operations and Financial Condition.

Also on November 18, 2020, the Company announced that its Board of Directors had approved an additional $50.0 million in share repurchase authority under its existing $50.0 million share repurchase program (the “2021 Program”) that authorizes the Company to repurchase its common stock. The 2021 Program commenced in October 2020 upon completion of the Company’s previous share repurchase program. There is now a total of $100.0 million in repurchase authority under the 2021 Program. The Company does not have a specific schedule or commitment regarding the timing of the repurchase of the shares subject to the repurchase program and may repurchase shares, in amounts, at prices, and at such times as the Company deems appropriate, subject to market conditions, legal requirements, financing and other considerations. There is no expiration date for the 2021 Program.

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Plexus Corp., effective as of November 18, 2020.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2020	PLEXUS CORP.
(Registrant)
By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary